SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of Report (date of earliest event reported)                 March 7, 1996




LogiMetrics, Inc.
(Exact name of registrant as specified in its charter)



           Delaware                 2-41959               11-2171701
 (State or other jurisdiction     (Commission           (IRS Employer
     of incorporation)            File Number)        Identification No.)



121-03 Dupont Street, Plainview, New York                          11803
(Address of principal executive offices)                        (Zip Code)



Registrant's telephone number, including area code                (516) 349-1700



--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant

      On March 7, 1996 the following events took place, one material effect of which was to change control of Registrant from Messrs. Feigenbaum and Deutsch to Phipps Teman and SFM as described herein.

      A. Pursuant to a Unit Purchase Agreement dated as of March 7, 1996 between Registrant and Cerberus Partners, L.P. ("Cerberus"), Cerberus purchased from Registrant 30 units, each unit composed of one $50,000 12% Convertible Senior Subordinated Debenture, due December 31, 1998 (the "Debentures"). Each Debenture is convertible into 84,746 shares of Common Stock of the Registrant and was accompanied by a Common Stock Purchase Warrant, Series C (the "Series C Warrant") entitling the holder thereof to purchase 84,746 shares of Common Stock of the Registrant at a price of $.01 per share at any time prior to the seventh anniversary of the issuance thereof. Assuming conversion of all Debentures and exercise of all Series C Warrants, the Registrant will have issued 5,084,760 shares of its Common Stock for an aggregate consideration of $1,525,424. In addition, under the terms of the Unit Purchase Agreement, Cerberus has the right to require the Company to increase its Board of Directors by one person and to designate the person to fill the vacancy created by such increase in number.

          Forms of the Debentures and Series C Warrants are annexed hereto as Exhibits 1 and 2, respectively.

      B. Pursuant to a private offering made to accredited investors only, Registrant sold 30 shares of its Series A 12% Cumulative Convertible Redeemable Preferred Stock ("Preferred Stock") at a price of $50,000 per share. Each share of Preferred Stock is convertible on or after May 5, 1996, into 94,340 shares of Common Stock of the Registrant and was accompanied by a Common Stock Purchase Warrant, Series D (the "Series D
          Warrant"), entitling the holder thereof purchase 94,340 shares of Common Stock of the Registrant at a price of $.01 per share at any time prior to the seventh anniversary of the issuance thereof. Assuming conversion of all shares of Preferred Stock and exercise of all Series D Warrants, the Registrant will have issued an aggregate of 5,660,400 shares of Common Stock for an aggregate consideration of $1,528,302.

          Forms of the Preferred Stock and Series D Warrants are annexed hereto as Exhibits 3 and 4, respectively.

      C.  Pursuant to an agreement dated December 20, 1995 (the
          "Consulting Agreement") between the Registrant, Phipps, Teman & Company, L.L.C. ("Phipps Teman") and SFM Group, Ltd.
          ("SFM"), Registrant issued to Phipps Teman and persons designated by SFM Common Stock Purchase Warrants, Series E
          (the "Series E Warrant") to purchase an aggregate of 1,000,000 shares of Registrant's Common Stock at a price of $.40 per share at any time prior to the seventh anniversary of the issuance thereof.

          Assuming exercise of all of the Series E Warrants, the Registrant will have issued 1,000,000 shares of its Common Stock for an aggregate consideration of $400,000.

          The form of the Series E Warrants is annexed hereto as Exhibit 5.

          Pursuant to the Consulting Agreement, Messrs. Murray H. Feigenbaum, who owns 839,319 shares of the 2,860,602 issued and outstanding shares of Common Stock of the Registrant and Jerome Deutsch, who owns 614,694 shares of the 2,860,602 issued and outstanding shares of Common Stock of the Registrant, gave irrevocable proxies expiring no later than December 31, 1998, to Phipps Teman and SFM to vote such shares in respect of the election of five members of the Board of Directors of the Registrant and certain other matters (the "MHF and JD Proxies"). Pursuant to the MHF and JD Proxies, Phipps Teman has the right to elect three directors and SFM the right to elect two directors. Since Messrs. Feigenbaum and Deutsch together own more than 50% of the issued and outstanding shares of Common Stock of the Registrant, the execution and delivery of the MHF and JD Proxies effectively transfers control of the Registrant from Messrs. Feigenbaum and Deutsch to Phipps Teman and SFM.

          Holders of all of the Registrant's previously outstanding $300,000 12% Convertible Subordinated Debentures and Common Stock
          Purchase Warrants, Series A, and Series B exchanged such Debentures and Warrants for Amended and Restated 12%
          Convertible Subordinated Debentures (the "Subordinated Debentures") and Amended and Restated Series A and Series B Warrants of like tenor (the "Series A" and "Series B Warrants", respectively). The Subordinated Debentures are convertible in the aggregate into 1,200,000 shares of Common Stock of the Registrant. The Series A Warrants may be exercised at a price of $.25 per share to purchase an aggregate of 600,000 shares of Common Stock of the Company. The Series B Warrants may be exercised at a price of $.25 per share to purchase an aggregate of 1,500,000 shares of Common Stock of the Registrant.

          Assuming conversion of all Subordinated Debentures and exercise of the Series A and Series B Warrants, the Registrant will have issued an aggregate of 3,300,000 shares of its Common Stock for an aggregate consideration of $867,000.

          Forms of the Amended and Restated 12% Convertible Subordinated Debentures and Series A and Series B Warrants are annexed hereto as Exhibits 6, 7 and 8, respectively.

      D. At a Board Meeting held on March 7, 1996, the following events occurred:

          i. The Registrant and Richard K. Laird entered into an employment contract pursuant to which Mr. Laird became President of the Registrant and Chairman of its Board of Directors.
          Murray H. Feigenbaum resigned as President of the Registrant and was elected Executive Vice President of the Registrant. The number of directors of the Registrant was increased to six and Mr. Laird, a designee of Phipps Teman, was elected a director and Chairman of the Board.

          A copy of the Employment Contract with Richard K. Laird is annexed hereto as Exhibit 8.

          ii. Jerome Deutsch resigned from the Board of Directors and as Executive Vice President of the Registrant and was elected Senior Vice President of the Registrant. The vacancy on the Board of Directors created by the resignation of Mr. Deutsch was filled by Lawrence I. Schneider, a designee of Phipps Teman.

          iii. Mark Fisher resigned as a member of the Board of Directors of the Registrant. The vacancy created by Mr. Fisher's resignation was filled by Henry N. Schneider, a designee of SFM.

          iv. Steven D. Feigenbaum resigned as a member of the Board of Directors of the Registrant. The vacancy created by Mr. Feigenbaum's resignation was filled by Norman M. Phipps, a designee of Phipps Teman.

          v. Pursuant to authorization received at a Special Meeting of the Stockholders of the Registrant held on February 9, 1996, the Certificate of Incorporation of the Registrant was amended to increase authorized capital to 35,000,000 shares of Common Stock, $.01 par value per share and 200 shares of Preferred Stock, par value $.01 per share. In addition, pursuant to the Certificate of Amendment, the appellation "Class A" was deleted from the Common Stock which, hereafter, will be known as "Common
          Stock", and the par value of share of Common Stock was reduced from $.10 per share to $.01 per share. As a result, stated capital of the Registrant was reduced by $257,454 and capital surplus of the Registrant increased by a like amount.

          Set forth below is a table indicating each class of equity securities beneficially owned by all directors, executive officers and directors and executive officers as a group, the total number of shares beneficially owned by such person and persons and the percent of such class so owned.

                                             Amount and
                                             Nature of
Title of      Name and Address of            Beneficial     Percent of
 Class        Beneficial Owner               Ownership (1)   Class (1)
--------      -------------------            -------------  ----------

common stock  Richard K. Laird                219,340(2)     7.12%
              President and CEO and Director
              LogiMetrics, Inc.
              121-03 Dupont Street
              Plainview, NY  11803


common stock  Murray H. Feigenbaum            939,319(3)     31.73%
              Executive Vice President
                and Director
              LogiMetrics, Inc.
              121-03 Dupont Street
              Plainview, NY  11803

common stock  Jerome Deutsch                  714,694(3)     24.14%
              Senior Vice President
              LogiMetrics, Inc.
              121-03 Dupont Street
              Plainview, NY  11803

common stock  Steven D. Feigenbaum            100,950      3.53%
              Vice President
              LogiMetrics, Inc.
              121-03 Dupont Street
              Plainview, NY  11803

common stock  Barbara Divack                   80,000      2.80%
              Vice President and Secretary
              LogiMetrics, Inc.
              121-03 Dupont Street
              Plainview, NY  11803

                                              Amount and
                                              Nature of
Title of      Name and Address of             Beneficial       Percent of
 Class        Beneficial Owner                Ownership (1)    Class (1)
--------      -------------------             ------------     ----------

common stock  Alfred Mendelsohn               291,250(4)       9.20%
              Director
              823 Park Avenue
              New York, NY  10021

common stock  Norman M. Phipps                588,837(5)       17.07%
              Director
              575 Madison Avenue
              New York, NY  10022

common stock  Lawrence I. Schneider           1,074,183(6)     27.30%
              Director
              450 Park Avenue
              New York, NY  10022

common stock  Henry N. Schneider              1,074,183(7)     27.30%
              Director
              450 Park Avenue
              New York, NY  10022

common stock  All Officers and Directors      4,007,323        76.58%
              as a group

preferred
stock         Richard K. Laird                 1.0             0.033%

preferred
stock         Lawrence I. Schneider            2.5(8)          0.083%

preferred
stock         Henry N. Schneider               2.5(8)          0.083%

preferred
stock         Norman Phipps                    0.5(9)          0.17%


-----------

  (1) Determinations as to shares owned and percent of class in each case assumes exercise of options, warrants and conversion rights only by the person in respect of whom the determination is made.

  (2) Assumes exercise of options to purchase 125,000 shares of Common Stock and Series D Warrants to purchase 94,340 shares of Common Stock.

  (3) Assumes exercise of options to purchase 100,000 shares of Common Stock but is subject to the MHF and JD Proxies referred to in Item 1.C.


  (4) Assumes exercise of Series B Warrants to purchase 290,000 shares of Common Stock.

  (5) Assumes exercise by Phipps Teman, of which Norman Phipps is a principal, of Series D Warrants to purchase 47,170 shares of Common Stock and Series E Warrants to purchase 541,667 shares of Common Stock but does not include the MHF and JD Proxies held by Phipps Teman and referred to in Item 1.C.

  (6) Assumes (i) exercise by SFM, of which Lawrence Schneider is a principal, of Series E Warrants to purchase 291,667 shares of Common Stock, (ii) exercise by RILAR Family Associates, L.P., a limited partnership controlled by Lawrence Schneider, of Series B Warrants to purchase 380,000 shares of Common Stock and (iii) exercise by Rita Schneider, Henry Schneider and Scott Schneider, the wife and children of Lawrence Schneider, respectively, of Series D Warrants to purchase an aggregate of 235,850 shares of Common Stock and of Series E Warrants to purchase 166,666 shares of Common Stock, but does not include the MHF and JD Proxies held by SFM and referred to in Item 1.C. Notwithstanding the foregoing, each of the above individuals and entities disclaims any beneficial ownership in securities held in the name of the others.

  (7) Assumes (i) exercise by Henry Schneider of Series D Warrants to purchase 94,340 shares of Common Stock and of Series E Warrants to purchase 166,666 shares of Common Stock, (ii) exercise by SFM of Series E
      Warrants to purchase 291,667 shares of Common Stock; (iii) exercise by RILAR Family Associates, L.P., of which Henry Schneider is a limited partner, of Series B Warrants to purchase 380,000 shares of Common
      Stock and (iv) exercise by Rita Schneider and Scott Schneider, the mother and brother of Henry Schneider, respectively, of Series D Warrants to purchase 141,510 shares of Common Stock but does not include the MHF and JD Proxies held by SFM and referred to in Item 1.C. Notwithstanding the foregoing, each of the above individuals and entities disclaims any beneficial ownership in securities held in the name of the others.

  (8) Includes one (1) share of Preferred Stock held by Henry Schneider, one (1) share of Preferred Stock held by Rita Schneider and one-half (0.5) share of Preferred Stock held by Scott Schneider. Notwithstanding the foregoing, Lawrence Schneider and each of the other above individuals disclaim any beneficial interest in the Preferred Stock held in the name of the others.

  (9) Includes one-half (0.5) share of Preferred Stock held by Phipps Teman.


Item 2. Acquisition or Disposition of Assets

      Not applicable.

Item 3. Bankruptcy or Receivership

      Not applicable.

Item 4. Changes in Registrant's Certifying Accountant


      Not applicable.

Item 5. Other Materially Important Events

      The Registrant entered into a Fifth Amended and Restated Revolving Credit Note, a Further Restated, Increased and Amended Term Loan Note and a Further Amended and Restated General Security Agreement with North Fork Bank, pursuant to which the aggregate credit line of the Registrant with North Fork Bank was increased to $3,000,000. Copies of the Fifth Amended and Restated Revolving Credit Note, a Further Restated, Increased and Amended Term Loan Note and a
      Further Amended and Restated General Security Agreement are annexed hereto as Exhibits 9, 10 and 11, respectively.

Item 6. Resignations of Registrant's Directors

      Not applicable.

Item 7. Financial Statements and Exhibits

      (a) Not applicable.

      (b) Not applicable.

      (c) Exhibits

             Exhibit 1  -Form of the 12% Convertible Senior
                         Subordinated Debentures
             Exhibit 2  -Form of the Series C Warrants
             Exhibit 3  -Form of the Preferred Stock
             Exhibit 4  -Form of the Series D Warrants
             Exhibit 5  -Form of the Series E Warrants
             Exhibit 6  -Form of the Amended and Restated 12%
                         Convertible Subordinated Debentures
             Exhibit 7  -Form of the Amended and Restated Series A
                         Warrants
             Exhibit 8  -Form of the Amended and Restated Series B
                         Warrants
             Exhibit 9  -Employment Contract with Richard K. Laird
             Exhibit 10 -Fifth Amended and Restated Revolving Credit
                         Note
             Exhibit 11 -Further Restated, Increased and Amended
                         Term Loan Note
             Exhibit 12 -Further Amended and Restated General
                         Security Agreement

Item 8. Change in Fiscal Year.

      Not Applicable.

                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   LogiMetrics, Inc.


Dated:  March 21, 1996             By:  /s/ Richard K. Laird
                                      --------------------------------------
                                        Richard K. Laird,
                                        President